                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 FORM 8-K/A-1

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): July 27, 1999




                         SKYLYNX COMMUNICATIONS, INC.
                      ----------------------------------
            (Exact name of registrant as specified in its charter)




Colorado                      0-24687                       84-1360029
---------------          -----------------------       --------------------
(State or other          (Commission file number)      (Employer Identi-
incorporation)                                            fication No.)




          600 South Cherry Street, Suite 305, Denver, Colorado 80246
        --------------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)



      Registrant's telephone number, including area code:  (303) 316-0400
     --------------------------------------------------------------------


     --------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------
     (a)  Pro Forma Financial Information
          -------------------------------
          Pursuant to Item 7(b) and Item 7(a)(4), the Registrant files herewith the following amended and restated unaudited pro forma consolidated financial information:

          Pro Forma Consolidated Balance Sheet as of March 31, 1999

          Pro Forma Consolidated Statements of Operations for the three month period ended March 31, 1999 and the year ended December 31, 1998

     The unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1999 and unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1998 and the three month period ended March 31, 1999 (collectively the Pro Forma Consolidated Financial Statements) give effect to the acquisition by SkyLynx Communications of 100% of the shares of capital stock of CalWeb Internet Services, Inc. These transactions were accounted for as a purchase in accordance with the provisions of Accounting Principles Board Opinion Number 16.

     The Pro Forma Consolidated Statements of Operations were prepared assuming that the acquisition described above was consummated as of the beginning of each period presented. The Pro Forma Consolidated Balance Sheet includes the pro forma purchase accounting entries for the acquisition and was prepared assuming that the transaction was consummated as of March 31, 1999.

     The unaudited Pro Forma Consolidated Financial Statements are based upon historical consolidated and combined financial statements of the Registrant and CalWeb Internet Services, Inc.

     The pro forma adjustments and the resulting Pro Forma Consolidated Financial Statements have been prepared based upon available information and certain assumptions and estimates deemed appropriate by the Registrant. A final determination of required purchase accounting adjustments and the allocation of the purchase price to the assets acquired based upon their respective fair values has not yet been made for the acquisition.

     The Pro Forma Consolidated Balance Sheet and the Pro Forma Consolidated Statements of Operations are not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of the dates indicated, or that may be achieved in the future. Furthermore, the Pro Forma Consolidated Financial Statements do not reflect changes that may occur as the result of post-combination activities and other matters.

     The Pro Forma Consolidated Financial Statements and notes thereto should be read in conjunction with the accompanying historical financial statements and notes thereto of CalWeb Internet Services, Inc. and the audited consolidated financial statements of the Registrant and subsidiaries included in its Annual Report on Form 10-KSB for the year ended December 31, 1998.

                        CALWEB INTERNET SERVICES, INC.

         Unaudited Pro Forma Condensed, Combined Financial Information
         -------------------------------------------------------------

The following unaudited pro forma condensed combined financial statements give effect to the acquisition by SkyLynx Communications, Inc. of the capital stock of CalWeb Internet Services, Inc.

The Pro Forma Condensed Combined Balance Sheet gives effect to the acquisition as if it had occurred on March 31, 1999. The Pro Forma Condensed Combined Statements of Operations give effect to the acquisition as if it had occurred at the beginning of the earliest period presented, combining the results of SkyLynx Communications, Inc. for the three months ended March 31, 1999 and the year ended December 31, 1998 with those of CalWeb Internet Services, Inc. for the three months ended March 31, 1999 and the year ended March 31, 1999, respectively. The results of CalWeb Internet Services, Inc. for the three months ended March 31, 1999 are included in the Pro Forma Condensed Combined Statement of Operations for both the year ended December 31, 1998 and the three months ended March 31, 1999. Revenue was approximately $382,000 and the net loss was approximately $10,000 for CalWeb Internet Services, Inc. for the three months ended March 31, 1999.

The pro forma adjustments are based on estimates, available information and certain assumptions that management deems appropriate. The pro forma financial data do not purport to represent what our financial position or results of operations would actually have been if such transactions had occurred on those dates and are not necessarily representative of our financial position or results of operations for any future period. The pro forma financial statements should be read in conjunction with the other financial statements and notes thereto included with the other financial statements and notes thereto included elsewhere in this Report and the Company's other reports filed with the SEC.

The following footnotes should be read in understanding pro forma adjustments to the unaudited pro forma condensed, consolidated statements.

     (a) Adjustment to recognize twelve months amortization expense ($1,302,845) on the customer list and the covenant not to compete agreements. The customer list and covenant not to compete agreements are amortized over three years.

     (b) Adjustment to revise the weighted average common shares outstanding and basic loss per share for the 234,483 common shares issued in the purchase agreement.

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

                        CALWEB INTERNET SERVICES, INC.

 PRO FORMA CONDENSED, COMBINED STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31,1998


                         SkyLynx             CalWeb                        Pro
forma     Pro forma
                         Communications,               Total
Adjustments    Combined
                         Inc.
CalWeb
Revenues                     7,898      1,636,387      1,644,285
1,644,285
Operating cost
 and expenses            5,300,834      1,361,475      6,662,309
1,302,845(a)   7,965,154
Loss from operations    (5,292,936)       274,912     (5,018,024)
(1,302,845)    (6,320,869)
Interest and other
income (expenses)           18,104          9,959         28,063           -
          28,063
                         ----------     ----------     -----------    --------
------    -------------
Net Loss                 (5,274,832)     284,871       (4,989,961)
(1,302,845)    (6,292,806)
                         ===========    =========      ============
============== =============

 Weighted average
 common shares
 outstanding             8,946,874                        234,483(b)
9,181,357

Basic loss per share       (0.59)
 (0.69)

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
                        CALWEB INTERNET SERVICES, INC.

Unaudited Pro Forma Condensed, Combined Financial Information
-------------------------------------------------------------

The following unaudited pro forma condensed combined financial statements give effect to the acquisition by SkyLynx Communications, Inc. of the capital stock of CalWeb Internet Services, Inc.

These unaudited pro forma condensed, combined statements are not necessarily indicative of results of operations had the acquisitions occurred at January 1, 1999, nor the results the results to be expected in the future.

The following footnotes should be read in understanding pro forma adjustments to the unaudited pro forma condensed, consolidated statements.

     (a) Adjustment reflects the $4,300,000 acquisition of CalWeb; $3,908,534 customer list and covenant not to compete, $314,772 cash, $255,722 other assets, $281,872 property and equipment, $309,083 other liabilities and $151,817 deferred revenue. The consideration paid in this transaction was $2,600,000 cash and 234,483 shares of common stock with a fair market value of $1,700,000.

     (b) Adjustment to recognize three months amortization expense ($325,711) on the customer list and the covenant not to compete agreements. The customer list and covenant not to compete agreements are amortized over three years.

     (c) Adjustment to reflect the $2,600,000 cash required for acquisitions and the adjustment to equity to fund acquisitions and continuing operations.

     (d) Adjustment to revise the weighted average common shares outstanding and basic loss per share for the 234,483 common shares issued in the purchase agreement.

     (e) Adjustments to reflect equity balances at March 31, 1999 that were not acquired by the Company.


                        CALWEB INTERNET SERVICES, INC.

                 PRO FORMA CONDENSED, COMBINED BALANCE SHEET
                             as of March 31,1999

                    SkyLynx        CalWeb                   Equity         Pro
forma     Pro forma                     Communications,               Total
Adjustments    Adjustments  Combined
                    Inc.                                    CalWeb
CalWeb
Assets

Cash           843,365              314,772       1,158,137
(2,600,000)(a)1,158,137
2,600,000 (c)
Accounts
  receivable        -               155,994         155,994      -
 155,994
Inventory           -                   -              -         -         -
Other current
  assets       269,536               99,728         369,264                -
          369,264
               --------            ----------     ----------               ---
----------     -------
Current
  assets     1,112,901              570,494       1,683,395      -
-           1,683,395
             ----------            ---------      -----------              ---
----------  ---------

Property and
 equipment   1,728,989              281,872       2,010,861                  -
            2,010,861

Other assets 1,029,307               -            1,029,307
3,908,534 (a) 4,937,841
             ----------             --------      ---------                ---
---------  ----------
Total assets 3,871,197              852,366       4,723,563      -
3,908,534   8,632,097
             ==========            =========      ==========
===========     ============

Liability and Equity

Accounts
  payable      356,057               36,468         392,525                -
         392,525
Accrued
 expense       184,476                198,346       382,822                -
         382,822
Unearned
 revenue            -                 151,817       151,817                -
     151,817
Other Current
 Liabilities   373,093                 49,478       422,571                -
 422,571
               -------             ----------     ----------               ---
------    ------------

Current
 liabilities   913,626                436,109     1,349,735           -    -
1,349,735
               --------            ----------     ----------               ---
------    -----------

LT debt         25,000                 24,791        49,791      -         -
 49,791

Other LT
 Liabilities        -                   -              -         -         -
               -
               ---------           -----------    -----------              ---
--------    ----------
Total LT
 Liabilities    25,000                  24,791       49,791      -         -
49,791
               ---------           ------------   -----------              ---
--------  -----------

Total
 Liabilities   938,626                 460,900    1,399,526      -         -
1,399,526


Preferred
 stock        3,978,119                           3,978,119
2,600,000 (c) 6,578,119
Common stock     10,889                 10,000       20,889    (10,000)(e)
 234 (a)    11,123
Paid in
 capital      7,786,972                            7,786,972          -
1,699,766(a)  9,486,738
Retained
 earnings
 (deficit)   (8,843,409)               381,466   (8,461,943)  (381,466)(e) -
   (8,843,409)

Total share-
 holders
 equity       2,932,571                391,466    3,324,037   (391,466)
4,300,000  7,232,571
            -------------          ------------   ---------  ----------    ---
-------   -----------



Total
 liability
 and equity   3,871,197                 852,366   4,723,563   (391,466)
4,300,000  8,632,097
             ==========            =============  ========== ==========
==========     ==========




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
                        CALWEB INTERNET SERVICES, INC.

             PRO FORMA CONDENSED, COMBINED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31,1999

                    SkyLynx             CalWeb                        Pro
forma     Pro forma
                    Communications,                    Total
Adjustments  Combined
                     Inc.                                             CalWeb

Revenues                 67,888         381,569      449,457
449,457
Operating cost
 and expenses         3,360,606         396,214    3,756,820
325,711(b)      4,082,531
Loss from operations (3,292,718)        (14,645)  (3,307,363)
(325,711)   (3,633,074)
Interest and other
 income (expenses)        2,895           4,464        7,359               -
 7,359
                    ------------        --------- ------------        --------
---  -----------
Net Loss             (3,289,823)        (10,181)  (3,300,004)
(325,711) (3,625,715)

Weighted average
 common shares
 outstanding          10,572,168
234,483(d) 10,806,651

 Basic loss per share   (0.31)
(0.34)


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SKYLYNX COMMUNICATIONS , INC.


Dated:      July 29, 1999               By:  /s/ Jeffery A. Mathias
          -------------------                ----------------------------
                                             Jeffery A. Mathias, President